UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2015

VALERO ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-13175	74-1828067
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Valero Way San Antonio, Texas	78249
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (210) 345-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2015 annual meeting of the stockholders of Valero Energy Corporation (“Valero”) was held April 30, 2015. Matters voted on at the annual meeting and the results thereof were as follows:
(1)    Proposal 1: Election of directors. The election of each director was approved as follows.

Jerry D. Choate	shares voted	required vote *	vote received
for	368,664,717	>50.0%	98.75%
against	4,650,100
abstain	4,257,280
broker non-votes	54,563,763

Joseph W. Gorder	shares voted	required vote *	vote received
for	349,507,858	>50.0%	95.10%
against	18,001,127
abstain	10,063,112
broker non-votes	54,563,763

Deborah P. Majoras	shares voted	required vote *	vote received
for	373,791,197	>50.0%	99.62%
against	1,411,061
abstain	2,369,839
broker non-votes	54,563,763

Donald L. Nickles	shares voted	required vote *	vote received
for	370,797,405	>50.0%	98.83%
against	4,394,148
abstain	2,380,544
broker non-votes	54,563,763

Philip J. Pfeiffer	shares voted	required vote *	vote received
for	373,892,520	>50.0%	99.65%
against	1,299,415
abstain	2,380,162
broker non-votes	54,563,763

Robert A. Profusek	shares voted	required vote *	vote received
for	365,511,993	>50.0%	97.42%
against	9,675,960
abstain	2,384,144
broker non-votes	54,563,763

Susan Kaufman Purcell	shares voted	required vote *	vote received
for	367,974,077	>50.0%	98.56%
against	5,364,221
abstain	4,233,799
broker non-votes	54,563,763

Stephen M. Waters	shares voted	required vote *	vote received
for	374,309,450	>50.0%	99.77%
against	875,915
abstain	2,386,732
broker non-votes	54,563,763

Randall J. Weisenburger	shares voted	required vote *	vote received
for	374,306,303	>50.0%	99.77%
against	863,778
abstain	2,402,016
broker non-votes	54,563,763

Rayford Wilkins, Jr.	shares voted	required vote *	vote received
for	374,323,316	>50.0%	99.77%
against	864,766
abstain	2,384,015
broker non-votes	54,563,763

(2)    Proposal 2: Ratify the appointment of KPMG LLP to serve as Valero’s independent registered public accounting firm for the fiscal year ending December 31, 2015. The proposal was approved as follows:

Proposal 2	shares voted	required vote *	vote received
for	426,003,354	>50.0%	98.58%
against	3,926,651
abstain	2,205,855
broker non-votes	n/a

(3)    Proposal 3: Vote on an advisory resolution to ratify the 2014 compensation of the named executive officers listed in the proxy statement. The proposal was approved as follows:

Proposal 3	shares voted	required vote *	vote received
for	353,272,085	>50.0%	93.56%
against	21,121,704
abstain	3,178,308
broker non-votes	54,563,763

Stockholder Proposal:

(4)    Proposal 4: Vote on a stockholder proposal entitled, “Greenhouse Gas Emissions.” The proposal failed. Voting results for the proposal follow:

Proposal 4	shares voted	required vote *	vote received
for	125,613,080	>50.0%	33.27%
against	191,484,308
abstain	60,474,709
broker non-votes	54,563,763

* Notes:
Required votes. For Proposal 1, as required by Valero’s bylaws, each director is to be elected by a majority of votes cast with respect to that director’s election. Proposals 2 through 4 required approval by the affirmative vote of a majority of the voting power of the shares present in person or by proxy at the Annual Meeting and entitled to vote.

Effect of abstentions. Shares voted to abstain are treated as “present” for purposes of determining a quorum. In the election of directors, pursuant to Valero’s bylaws, shares voted to abstain are not deemed to be “votes cast,” and are accordingly disregarded. When, however, approval for a proposal requires (a) the affirmative vote of a majority of the voting power of the issued and outstanding shares of the company, or (b) the affirmative vote of a majority of the voting power of the shares present in person or by proxy and entitled to vote, then shares voted to abstain have the effect of a negative vote.

Effect of broker non-votes. Brokers holding shares for the beneficial owners of such shares must vote according to specific instructions received from the beneficial owners. If instructions are not received, in some instances, a broker may nevertheless vote the shares in the broker’s discretion. But under New York Stock Exchange rules, brokers are precluded from exercising voting discretion on certain proposals without specific instructions from the beneficial owner. This results in a “broker non-vote” on the proposal. A broker non-vote is treated as “present” for purposes of determining a quorum, has the effect of a negative vote when approval for a particular proposal requires the affirmative vote of a majority of the voting power of the issued and outstanding shares of the company, and has no effect when approval for a proposal requires the affirmative vote of a majority of the voting power of the shares present in person or by proxy and entitled to vote. Per the NYSE’s rules, brokers had discretion to vote at the Annual Meeting on Proposal 2 only.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALERO ENERGY CORPORATION

Date: May 1, 2015                by: /s/ Jay D. Browning
Jay D. Browning
Executive Vice President and General Counsel